Exhibit 10.59

Agreement No.: YHZL (09) 02ZL024-WM001

Entrust Purchase Agreement

between

AVIC I International Leasing Co., Ltd.

(as the Trustor)

and

Henan Shuncheng Group Coal Coke Co., Ltd.

(as the Trustee)

Date: November 3rd, 2009

In Shanghai, PRC

Entrust Purchase Agreement

This Entrust Purchase Agreement (the "Agreement") is entered into on November 3rd, 2009 in Shanghai by and between:

AVIC I International Leasing Co., Ltd. (the "Trustor")
Legal Address: 23 Floor Block C, 212 Jiangning Road, Jing'an District, Shanghai City.
Legal Representative: Zhang Yu'an
Telephone and Fax: 021-52895388
021-52895389
and

Henan Shuncheng Group Coal Coke Co., Ltd. (the "Trustee")
Registered Address: Tongye Town North, Anyang County, Anyang City, Henan Province.
Legal Address: Tongye Town North, Anyang County, Anyang City, Henan Province.
Legal Representative: Wang Xinshun
Telephone and Fax: 0372-3206736
0372-3206721

WHEREAS,

1)
The Trustee (as the Lessor) and the Trustor (as the Lessee) entered into a Financing Leasing Agreement with the reference number of YHZL (09) 02ZL024 on November 3rd, 2009, according to the leasing list attached to such Financing Leasing Agreement, the Trustee (as the Lessor) hired the product under the leasing list from the Trustor (as the Lessee);

2)
For the purpose of fully exercising the right of choice to the product by the Trustee as the Lessee, the Trustor entrusts the Trustee to purchase such products from the supplier on behalf of the Trustor under the terms and conditions in this Agreement, and the Trustee accepts such entrustment.

Through friendly negotiations, the parties agree as follows:

1.	Definition and Interpretation

1.1	Definition
Unless otherwise stipulated in this Agreement, the following terms shall have the meaning as follows:
"Product" means all the equipments and the attached spare parts, software, services listed in Annex I.
"Price of Product" means RMB Sixty Million One Hundred and Four Thousand Four Hundred and Thirty Yuan and Twenty-two cent (￥60,104,430.22);

"Supplier" means the supplier listed in Annex I;
"Acceptance Certificate" means the inspection and acceptance certificate with the content and form as the Annex II of the Financial Leasing Agreement with the reference number of YHZL (09) 02ZL024;
"Lease" means the product lease constituted by the Financial Leasing Agreement with the reference number of YHZL (09) 02ZL024 and its leasing list;
"Purchasing Agreement" means the order, purchasing Agreement or other purchasing documents entered into by and between the Trustee and the Supplier regarding the product purchase under this Agreement;
"Ownership" means the ownership and other rights and interests of the Product transferred from the Supplier according to the Purchasing Agreement;
"Delivery Date" means the Delivery Date provided in the Purchasing Agreement;

1.2	Interpretation
(a)	The headings to the articles hereof are for convenience only and shall not affect the interpretation of this Agreement.
(b)	Unless otherwise specified in the context, the articles and annexes hereof shall be the articles and annexes of this Agreement.

2.	Purpose

In accordance with the Lease, for the lease provided by the Trustor as the Lessor to the Trustee as the Lessee, the Trustor shall purchase the designated products from the designated supplier as designated by the Trustee as the Lessee.

For the purpose of fully exercising the right of choice and confirm to the product and supplier by the Trustee as the Lessee, the Trustor entrusts the Trustee to purchase the Product from the Supplier on behalf of the Trustor.  The Trustee agrees to accept the entrustment from the Trustor and enter into relevant Agreements with the Product Supplier (the Agreements entered into by the Trustee related to the Product under this Agreement before the execution of this Agreement shall be included in the entrustment of this Agreement).

3.	Product

The Product under this Agreement shall be the Product under the Lease.

The Product will be chosen by the Trustee without any influence by the Trustor or relying upon any skills of the Trustor.

Furthermore, the Supplier for the Product will also be chosen by the Trustee, the Trustor has not made any recommendation or warrant to the Supplier.

4.	Entrustment

The Trustor entrusts the Trustee to purchase Product from the Supplier on behalf of the Trustor, and the Trustee accepts such entrustment.

The Trustee in entitled to:
1)	Negotiate and confirm the purchasing condition for the Product with the Supplier;
2)
Enter into Purchasing Agreement with the Supplier (or other Agreement with the same nature, such as Purchasing and Sales Agreement, Project General Agreement, etc, hereinafter referred as the "Purchasing Agreement").

Notwithstanding with the above, the Trustee must obtain prior written consent from the Trustor before it enters into the Purchasing Agreement.  After the Trustee enters into the Purchasing Agreement, it shall promptly provide the Trustor one original copy of each the Purchasing Agreement and the technical specifications.  Without written consent of the Trustor, the Trustee shall not amend the Purchasing Agreement or enter into any supplementary agreement, otherwise the Trustor is entitled to terminate this Agreement and request Trustee to assume relevant compensation liabilities.

Signing Purchase Agreement by the Trustee shall constitute sufficient evidence that the Trustee, as the Lessee, acknowledges and accepts all the terms and conditions under the Purchase Agreement.

5.	Price and Payment of the Product

The Trustee has confirmed with the Supplier that the Price of Product is RMB Sixty Million One Hundred and Four Thousand Four Hundred and Thirty Yuan and Twenty-two cent (￥60,104,430.22), including all the amount that the Trustor needs to pay to obtain the ownership according to the Purchasing Agreement.  If any other expenses are required to perform the obligations in this Agreement of the Supplier, such expenses shall be beard by the Trustee, no liability shall be assumed by the Trustor.  However, even if the Trustee bears such expenses, the Trustor shall still have the ownership of the Product; the Trustee shall not claim any ownership or other rights or interests on this Product.

The Price of Product shall be paid in two installments:

First payment installment: Within 5 business days after all the following conditions are satisfied, the Trustor shall make the first installment of the Price of Product with the amount of RMB Eighteen Million Thirty-four Thousand Four Hundred and Thirty Yuan and Twenty-two cent (￥18,034,430.22) by means of wire transfer into the following account:
Name of Account: Henan Shuncheng Group Coal Coke Co., Ltd.
Opening Bank: Anyang Zhongzhou Branch of China Construction Bank

Account Number:

The payment of Price of Product by the Trustor shall subject to the satisfaction of the following preconditions:
(1)	The Trustor receives the copy of the Business License of the Trustee (the Trustee shall seal its stamp on such copy to prove it is the same with the original);
(2)	The Trustor receives the payment notice signed by the Trustee regarding the equipments;
(3)	The Trustor receives the acceptance certificate for leasing equipment signed by the Trustee;
(4)	The Trustor receives the copy of Purchasing Agreement regarding the leasing (the Trustee shall seal its stamp on such copy to prove it is the same with the original);
(5)	The Trustor receives the first installment leasing management fee and the first installment insurance fee and the Agreement notarial fee from the Trustee based on the Lease;
(6)	Relevant equity pledge registration procedures have been completed according to the Equity Pledge Agreement with the reference number of YHZL (09) 02ZL024-ZY001.

Second payment installment: Within 5 business days after all the following conditions are satisfied, the Trustor shall make the second installment of the Price of Product with the amount of RMB Forty-two Million Seventy Thousand Yuan (￥42,070,000.00) to the Trustee.

The payment of Price of Product by the Trustor shall subject to the satisfaction of the following preconditions:
The Trustor receives the 0 period rent and guarantee money paid by the Trustee based on the Lease.

The Trustee shall issue legal receipt promptly after receiving the Price of Products paid by the Trustor with the description of "entrustment purchasing amount".  The Trustee shall pay the Supplier according to the Purchasing Agreement and provide the Trustor with the copy of payment certificate and seal the stamp of the Trustee on such copy.

The obligation of the Trustor for the Product purchasing is paying the Price of Product according to this Article, other obligations of the buyer (whether expressed or implied) related to the Product purchasing shall be assumed by the Trustee.

If the Trustor fails to pay the Price of Product according to this Article due to its own fault, the Trustor shall compensate all the direct loss of the Trustee due to such failure.

6.	Representations and Warranties

The Trustee hereby represents and warrants that:

(a)	It is duly organized and valid existing, it has the right to enter into and perform this Agreement;
(b)	The execution and performance of this Agreement will not violate the articles of association of the Supplier or other documents under which the Supplier is a party or binding to the Supplier;
(c)
All approval, notice, registration, or other related actions of any government departments or its authorities for the execution and performance of this Agreement has been obtained, given, completed or taken if such consent or action is legally required;

The Trustee further represents and warrants that:

(a)	The Supplier has the full ownership of the Product; it has right to sell such Product;
(b)	The Trustor will have the full ownership of the Product, provided it pays the Price of Product according to this Agreement;
(c)	The Supplier will not claim any compensate to the Trustor, provided the Trustor pays the Price of Product according to this Agreement.

The Trustor entered into this Agreement base on the above representation and warranties.

7.	Delivery and Acceptance

The Supplier will deliver the Product directly to the Trustee according to the Purchasing Agreement, the Trustee shall inspect and accept the Product and issue an Acceptance Certificate promptly after the inspection and acceptance is completed.

The Acceptance Certificate will be the final proof for the acceptance of the Product by the Trustee as the Lessee.

8.	Ownership and Risk

The ownership of the Product will be transferred to the Trustor on the date of Purchasing Agreement.

All the risk of loss or damage of the Product shall be taken by the Supplier before the delivery, and such risk shall be taken by the Trustee after the delivery.

If required by the Trustor, the Trustee shall assist and cause the supplier, to the best of its ability, according to format of Annex 2, to issue the transfer certificate for ownership of Product to the Trustor to prove that all the ownership and right and interests are transferred to the Trustor.

9.	Compensation of the Trustee

If the Trustee suffers any loss as the trustee caused by any of the following cases:
1)	The Supplier delays or fails to delivery the Product;
2)	Defect of quality of the Product;
3)	Defect of right of the Product;
4)	The Supplier violate its representations, warranties, or confirmation in the Purchasing Agreement;
5)	The Supplier delays or fails to perform other obligations under the Purchasing Agreement.
The Trustor will not assume any liability.  The Trustee shall claim for compensation directly to the Supplier, and the Trustee confirms that the Supplier has agreed that the Trustee will claim compensation directly to the Supplier.

10.	Quit of the Trustor

The Trustor is entitled to quit this Agreement without any obligation of payment of the Price of Product and assume no liabilities to the Trustee and the Supplier if any of the following cases occurs:
(a)	The delivery and acceptance of the Product has not been completed or the Trustor has not received the Acceptance Certificate issued by the Trustee within (30) days after the Delivery Date;
(b)	The Lease is terminated by the Trustor as the Lessor due to default of the Lessee;
(c)	The Trustor amends the Purchasing Agreement or enters into supplementary agreement with the Supplier without written consent of the Trustor;
If the Trustor quits this Agreement according to this Article, the Trustee shall negotiate on its own with the Supplier to solve all relevant issues to the Product.  In such case, the Trustee shall keep the Trustor out of any compensation from the Supplier.

11.	Correspondence

Any notices, request or other communications shall be sent in written form to the addresses or fax number of the receipt party first hereinabove set forth.

12.	Irrevocable

The Trustee must not terminate this Agreement without written consent of the Trustor.

13.	Expenses

The Trustor does not need to pay any remuneration to the Trustee or assume any expenses or costs of the Trustee for the performance of any entrustment under this Agreement.

14.	Assignment

Any party must not assign any of its rights and / or obligations under this Agreement.

15.	Amendment

This Agreement may be amended by written documents entered into by the parties.

16.	Severability

If any provision of this Agreement becomes invalid, illegal or unenforceable, the effectiveness, legality and enforceability of the remained provisions shall not be affected or damaged.

17.	Entire Agreement

This Agreement constitutes the full and entire agreement between the parties with regard to the subject matters hereof and thereof and supersedes all previous oral and written suggestion or agreements of the Parties in respect of the subject matter of this Agreement.  The annexes this Agreement is an integral part of this Agreement and is equally valid to this Agreement.

18.	Effectiveness

This Agreement shall come into effect when all the following conditions are fully satisfied:

(a)	This Agreement is signed by the legal representatives or authorized representatives of the parties and stamped by the parties;
(b)	The notarial acts is completed;
(c)	The Financial Leasing Agreement (with the reference number of YHZL (09) 02ZL024) comes into effect;
(d)	The Trustor receives the original board resolution by the board of shareholder of the Trustee which approves the guarantee under this Agreement;
(e)	All relevant equity pledge registration procedures has been completed according to the Equity Pledge Agreement with the reference number of YHZL (09) 02ZL024-ZY001.

19.	Law and Jurisdiction

(a)	This Agreement and the rights and obligations of each party shall be governed by and construed according to the laws of PRC.

(b)	If any dispute related to this Agreement cannot be settled by negotiation, it shall be submitted to the court of jurisdiction in the legal address of the Trustor.

20.	Same Copy

The parties shall sign six same copies for this Agreement and each transaction, all of which together constitute one of the same instrument.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth.

The Trustor: AVIC I International Leasing Co., Ltd.

Signature (Stamp and signature)
[Stamp of AVIC I International Leasing Co., Ltd. sealed here]
Name:  /s/ Zhao Changwei
Title:

The Trustee: Henan Shuncheng Group Coal Coke Co., Ltd.

Signature (Stamp and signature)
[Stamp of Henan Shuncheng Group Coal Coke Co., Ltd. sealed here]
Name:  /s/ Wang Xinshun
Title:

Annex I Product Description

No.	Equipment	Quantity	Type	Agreement Price	Manufacturer
1	Direct-fired Generator Set	1		32,606,000.00	U.S. Solar Company
				9,220,000.00
				378,430.22
2	Waste Heat Boiler	1		2,700,000.00	Nanjing Nan Guo Power Equipment Co., Ltd. (Phase II)
3	Waste Heat Boiler	1		2,980,000.00	Nanjing Nan Guo Power Equipment Co., Ltd.
4	Gas Compressor	2		5,960,000.00	Shenyang Tou Ping Machinery Stock Limited Company
5	Nitrogen Generator	2		1,000,000.00	Sichuan Tian Yi Science Technology Stock Limited Company
6	Nitrogen Compressor	2		500,000.00	Sichuan Kong Fen Jian Yang Compressor Brach Company
7	Air Compressor	2		470,000.00	Henan Province Guo Xin Electromechanical Complete Equipment Co., Ltd.
8	Demineralized Water Preparation System	1		1,150,000.00	Jiangsu Xin Lin Environmental Protection Equipment Co., Ltd.
9	High/Low Voltage Switch Cabinet	38		1,460,000.00	Henan Suo Ling Electric Co., Ltd.
10	Desulfurizing Tower and Ammonia Still	7		1,680,000.00	Anyang Municipality Heng Wei Petrochemical Equipment Co., Ltd.
11	Total			60,104,430.22

The Trustor: AVIC I International Leasing Co., Ltd.

Signature (Stamp and signature)
[Stamp of AVIC I International Leasing Co., Ltd. sealed here]
Name:  /s/ Zhao Changwei
Title:

The Trustee: Henan Shuncheng Group Coal Coke Co., Ltd.

Signature (Stamp and signature)
[Stamp of Henan Shuncheng Group Coal Coke Co., Ltd. sealed here]
Name:  /s/ Wang Xinshun
Title: